            As filed with the Securities and Exchange Commission on May 19, 1999
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             -----------------------

                            AMB PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


            Maryland                          505 Montgomery Street                            94-3281941
  (State or Other Jurisdiction             San Francisco, California 94111         (I.R.S. Employer Identification No.)
of Incorporation or Organization)     (Address of Principal Executive Offices)

                             -----------------------

              The Second Amended and Restated 1997 Stock Option and
                   Incentive Plan of AMB Property Corporation,
                         AMB Investment Management, Inc.
                        and Their Respective Subsidiaries
                            (Full Title of the Plan)

                             -----------------------

                                 David S. Fries
       Chief Administrative Officer, Managing Director and General Counsel
                            AMB Property Corporation
                              505 Montgomery Street
                         San Francisco, California 94111
                                 (415) 394-9000
 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                              Jeffrey T. Pero, Esq.
                             Laura L. Gabriel, Esq.
                                Latham & Watkins
                        505 Montgomery Street, Suite 1900
                         San Francisco, California 94111
                                 (415) 391-0600

                             -----------------------

                         Calculation of Registration Fee

=================================================================================================
                                                                       Proposed
                                                       Proposed         Maximum
                                       Number of       Maximum         Aggregate      Amount of
     Title of Securities to be       Shares to be   Offering Price     Offering      Registration
            Registered                Registered     Per Share(1)       Price(1)         Fee(1)
-------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value......    3,200,000    $22.34375       $71,500,000      $19,877.00

==================================================================================================

(1) Estimated for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, based on the average of the high and low prices of the common stock as reported on the New York Stock Exchange on May 17, 1999.

                By a Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 11, 1997, Registration File No. 333-42015, AMB Property Corporation, a Maryland corporation (the "Registrant") previously registered 5,750,000 shares of its common stock, par value $.01 per share ("Common Stock") reserved for issuance from time to time in connection with the Registrant's 1997 Stock Option and Incentive Plan (the "Plan"). The Plan has been amended as the Second Amended and Restated 1997 Stock Option and Incentive Plan and the number of shares of Common Stock issuable thereunder has been increased to 8,950,000. Under this Registration Statement, Registrant is registering the additional 3,200,000 shares of Common Stock issuable under the Plan.

                The following documents which have been filed with the Securities and Exchange Commission by the Registrant are hereby incorporated by reference in this Registration Statement:

                1. Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 11, 1997;

                2. Annual Report on Form 10-K for the year ended December 31, 1998 (including items incorporated by reference from the Registrant's Proxy Statement for its 1999 Annual Meeting of Stockholders);

                3. Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999;

                4. the reports, financial statements and pro forma financial statements for the Amberjack Portfolio, the Willow Lake Portfolio, the Willow Park Portfolio, National Distribution Portfolio and the Mahwah Portfolio from the Registrant's Form 8-K filed on December 2, 1998;

                5.      Current Report on Form 8-K filed on January 7, 1999;

                6.      Current Report on Form 8-K filed on April 8, 1999;

                7. the reports and financial statements for the AMB Contributed Properties, the Boston Industrial Portfolio, the Jamesburg Property, Orlando Central Park, Totem Lake Malls, Dallas Warehouse Portfolio (Garland Industrial Portfolio), Twin Cities Office/Showroom Portfolio (Minnetonka Industrial Portfolio), Crysen Corridor Warehouse, Cabot Industrial Portfolio, Cabot Business Park, Manhattan Village Shopping Center, Weslayan Plaza and Silicon Valley R&D Portfolio and the pro forma financial statements from the Registrant's Registration Statement on Form S-11 (No. 333-58107);

                8. the description of the Registrant's common stock contained in its Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 28, 1997; and

                9. all documents filed by the Registrant with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated into this Registration Statement.

Item 8.

      Exhibit
      Number    Exhibits
      -------   --------
        4.1     Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration
                Statement on Form S-11 (No. 333-35915)).

        4.2 Articles Supplementary establishing and fixing the rights and preferences of the 8 1/2% Series A Cumulative Redeemable
                Preferred Stock (incorporated by reference to Exhibit 3.4(4) of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998).

        4.3     Certificate of Correction of the Registrant's Articles
                Supplementary establishing and fixing the rights and preferences of the 8 1/2% Series A Cumulative Redeemable Preferred Stock
                (incorporated by reference to Exhibit 3.2 of the Company's
                Annual Report on Form 10-K for the year ended December 31,
                1998).

        4.4 Articles Supplementary establishing and fixing the rights and preferences of the 8 5/8% Series B Cumulative Redeemable
                Preferred Stock (incorporated by reference to Exhibit 3.1 of the Registrant's current report on Form 8-K filed on January 7,
                1999).

        4.5 Articles Supplementary establishing and fixing the rights and preferences of the 8.75% Series C Cumulative Redeemable
                Preferred Stock (incorporated by reference to Exhibit 3.2 of the Registrant's current report on Form 8-K filed on January 7,
                1999).

        4.6 Articles Supplementary establishing and fixing the rights and preferences of the 7.75% Series D Cumulative Redeemable
                Preferred Stock (incorporated by reference to Exhibit 3.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999).

        4.7     First Amended and Restated Bylaws of the Registrant
                (incorporated by reference to Exhibit 3.5 of the Registrant's
                Annual Report for the year ended December 31, 1998).

        4.8 Specimen common stock certificate (incorporated by reference to Exhibit 3.3 of the Registrant's Registration Statement on Form
                S-11 (No. 333-35915)).

        4.9     Indenture dated as of June 30, 1998 by and among the Operating
                Partnership, the Company and State Street Bank and Trust Company of California, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form
                S-11 (No. 333-49163)).

        4.10 First Supplemental Indenture dated as of June 30, 1998 by and among

      Exhibit
      Number    Exhibits
      -------   --------
                the Operating Partnership, the Company and State Street Bank and
                Trust Company of California, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement
                on Form S-11 (No. 333-49163)).

        4.11 Second Supplemental Indenture dated as of June 30, 1998 by and among the Operating Partnership, the Company and State Street
                Bank and Trust Company of California, N.A., as trustee
                (incorporated by reference to Exhibit 4.3 to the Company's
                Registration Statement on Form S-11 (No. 333-49163)).

        4.12 Third Supplemental Indenture dated as of June 30, 1998 by and among the Operating Partnership, the Company and State Street
                Bank and Trust Company of California, N.A., as trustee
                (incorporated by reference to Exhibit 4.4 to the Company's
                Registration Statement on Form S-11 (No. 333-49163)).

        4.13    Specimen of 7.10% Notes due 2008 (included in the First
                Supplemental Indenture incorporated by reference as Exhibit 4.2 to the Company's Registration Statement on Form S-11 (No.
                333-49163)).

        4.14    Specimen of 7.50% Notes due 2018 (included in the Second
                Supplemental Indenture incorporated by reference as Exhibit 4.3 to the Company's Registration Statement on Form S-11 (No.
                333-49163)).

        4.15    Specimen of 6.90% Reset Put Securities due 2015 (included in the
                Third Supplemental Indenture incorporated by reference as
                Exhibit 4.4 to the Company's Registration Statement on Form S-11
                (No. 333-49163)).

        4.16    The Second Amended and Restated 1997 Stock Option and Incentive
                Plan.

        5.1     Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP.

        23.1    Consent of Ballard, Spahr, Andrews & Ingersoll, LLP (included in
                Exhibit 5.1).

        23.2    Consent of Arthur Andersen LLP.

        24.1 Power of Attorney (included on signature page of this Registration Statement).

                                   SIGNATURES

                Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of San Francisco, State of California, on the 19th day of May, 1999.

                                        AMB PROPERTY CORPORATION


                                        By: /s/ Hamid R. Moghadam
                                           -------------------------------------
                                           Hamid R. Moghadam
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

                KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Hamid R. Moghadam, David S. Fries, John T. Roberts, Jr. and Michael A. Coke and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

               Signature                                  Title                            Date
               ---------                                  -----                            ----
       /s/ T. Robert Burke               Chairman of the Board and Director             May 19, 1999
-----------------------------------
        T. Robert Burke

     /s/ Hamid R. Moghadam                 President, Chief Executive Officer           May 19, 1999
-----------------------------------              and Director (Principal
       Hamid R. Moghadam                           Executive Officer)


       /s/ Douglas D. Abbey                 Chairman of Investment Committee            May 19, 1999
-----------------------------------                   and Director
        Douglas D. Abbey

      /s/ Michael A. Coke                  Vice President and Chief Financial           May 19, 1999
-----------------------------------           Officer (Principal Financial
        Michael A. Coke                           Officer and Principal
                                                   Accounting Officer)

      /s/ Daniel H. Case, III                           Director                        May 19, 1999
-----------------------------------
      Daniel H. Case, III

               Signature                                  Title                            Date
               ---------                                  -----                            ----
                                                        Director
-----------------------------------
   Robert H. Edelstein, Ph.D.

       /s/ Lynn M. Sedway                               Director                        May 19, 1999
-----------------------------------
         Lynn M. Sedway

   /s/ Jeffrey L. Skelton, Ph.D.                        Director                        May 19, 1999
-----------------------------------
   Jeffrey L. Skelton, Ph.D.

                                                        Director
-----------------------------------
        Thomas W. Tusher

       /s/ Caryl B. Welborn                             Director                        May 19, 1999
-----------------------------------
        Caryl B. Welborn

                                  EXHIBIT INDEX



       Exhibit
       Number   Exhibits
       ------   --------
        4.1     Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration
                Statement on Form S-11 (No. 333-35915)).

        4.2 Articles Supplementary establishing and fixing the rights and preferences of the 8 1/2% Series A Cumulative Redeemable
                Preferred Stock (incorporated by reference to Exhibit 3.4(4) of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998).

        4.3     Certificate of Correction of the Registrant's Articles
                Supplementary establishing and fixing the rights and preferences of the 8 1/2% Series A Cumulative Redeemable Preferred Stock
                (incorporated by reference to Exhibit 3.2 of the Company's
                Annual Report on Form 10-K for the year ended December 31,
                1998).

        4.4 Articles Supplementary establishing and fixing the rights and preferences of the 8 5/8% Series B Cumulative Redeemable
                Preferred Stock (incorporated by reference to Exhibit 3.1 of the Registrant's current report on Form 8-K filed on January 7,
                1999).

        4.5 Articles Supplementary establishing and fixing the rights and preferences of the 8.75% Series C Cumulative Redeemable
                Preferred Stock (incorporated by reference to Exhibit 3.2 of the Registrant's current report on Form 8-K filed on January 7,
                1999).

        4.6 Articles Supplementary establishing and fixing the rights and preferences of the 7.75% Series D Cumulative Redeemable
                Preferred Stock (incorporated by reference to Exhibit 3.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999).

        4.7     First Amended and Restated Bylaws of the Registrant
                (incorporated by reference to Exhibit 3.5 of the Registrant's
                Annual Report for the year ended December 31, 1998).

        4.8 Specimen common stock certificate (incorporated by reference to Exhibit 3.3 of the Registrant's Registration Statement on Form
                S-11 (No. 333-35915)).

        4.9     Indenture dated as of June 30, 1998 by and among the Operating
                Partnership, the Company and State Street Bank and Trust Company of California, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form
                S-11 (No. 333-49163)).

        4.10 First Supplemental Indenture dated as of June 30, 1998 by and among the Operating Partnership, the Company and State Street
                Bank and Trust

       Exhibit
       Number   Exhibits
       ------   --------
                Company of California, N.A., as trustee (incorporated by
                reference to Exhibit 4.2 to the Company's Registration Statement
                on Form S-11 (No. 333-49163)).

        4.11 Second Supplemental Indenture dated as of June 30, 1998 by and among the Operating Partnership, the Company and State Street
                Bank and Trust Company of California, N.A., as trustee
                (incorporated by reference to Exhibit 4.3 to the Company's
                Registration Statement on Form S-11 (No. 333-49163)).

        4.12 Third Supplemental Indenture dated as of June 30, 1998 by and among the Operating Partnership, the Company and State Street
                Bank and Trust Company of California, N.A., as trustee
                (incorporated by reference to Exhibit 4.4 to the Company's
                Registration Statement on Form S-11 (No. 333-49163)).

        4.13    Specimen of 7.10% Notes due 2008 (included in the First
                Supplemental Indenture incorporated by reference as Exhibit 4.2 to the Company's Registration Statement on Form S-11 (No.
                333-49163)).

        4.14    Specimen of 7.50% Notes due 2018 (included in the Second
                Supplemental Indenture incorporated by reference as Exhibit 4.3 to the Company's Registration Statement on Form S-11 (No.
                333-49163)).

        4.15    Specimen of 6.90% Reset Put Securities due 2015 (included in the
                Third Supplemental Indenture incorporated by reference as
                Exhibit 4.4 to the Company's Registration Statement on Form S-11
                (No. 333-49163)).

        4.16    The Second Amended and Restated 1997 Stock Option and Incentive
                Plan.

        5.1     Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP.

        23.1    Consent of Ballard, Spahr, Andrews & Ingersoll, LLP (included in
                Exhibit 5.1).

        23.2    Consent of Arthur Andersen LLP.

        24.1 Power of Attorney (included on signature page of this Registration Statement).